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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 12, 2002

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28774	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2320 Marinship Way, Suite 300
Sausalito, California 94965
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (415) 331-5281

Item 5. Other Events.

        On July 12, 2002, the Registrant announced that Monica J. Burke will join the Registrant as its Chief Financial Officer and Executive Vice President, effective July 15, 2002.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Press Release issued on July 12, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 12, 2002.

WILLIS LEASE FINANCE CORPORATION
By:	/s/ DONALD A. NUNEMAKER Donald A. Nunemaker Executive Vice President and Chief Operating Officer

Exhibit List

Exhibit No.	Description
99	Press Release issued on July 12, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Form Financial Information and Exhibits.
SIGNATURES